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                              BOWATER INCORPORATED,
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee

                                    INDENTURE

                          dated as of [_______________]





                      [Junior Subordinated Debt Securities]




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



                              CROSS-REFERENCE TABLE

    TIA                                                       Indenture
  Section                                                      Section

ss. 310  (a)(1)............................................   6.09
         (a)(2)............................................   6.09
         (a)(3)............................................   Not Applicable
         (a)(4)............................................   Not Applicable
         (b)...............................................   6.08, 6.10
ss. 311  (a)...............................................   6.13
         (b)...............................................   6.13
ss. 312  (a)...............................................   7.01, 7.02
         (b)...............................................   7.02
         (c)...............................................   7.02
ss. 313  (a)...............................................   7.03
         (b)...............................................   7.03
         (c)...............................................   7.03
         (d)...............................................   7.03
ss. 314  (a)...............................................   7.04
         (a)(4)............................................   1.01, 10.04
         (b)...............................................   Not Applicable
         (c)(1)............................................   1.02
         (c)(2)............................................   1.02
         (c)(3)............................................   Not Applicable
         (d)...............................................   Not Applicable
         (e)...............................................   1.02
ss. 315  (a)...............................................   6.01
         (b)...............................................   6.02
         (c)...............................................   6.01
         (d)...............................................   6.01
         (e)...............................................   5.14
ss. 316  (a)...............................................   1.01
         (a)(1)(A).........................................   5.02, 5.12
         (a)(1)(B).........................................   5.13
         (a)(2)............................................   Not Applicable
         (b)...............................................   5.08
         (c)...............................................   1.04
ss. 317  (a)(l)............................................   5.03
         (a)(2)............................................   5.04
         (b)...............................................   10.03
ss. 318  (a)...............................................   1.07



Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture


                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.         Definitions.................................................................................1
SECTION 1.02.         Compliance Certificates and Opinions........................................................9
SECTION 1.03.         Form of Documents Delivered to Trustee......................................................9
SECTION 1.04.         Acts of Holders; Record Dates..............................................................10
SECTION 1.05.         Notices, Etc. to Trustee and Company.......................................................12
SECTION 1.06.         Notice to Holders; Waiver..................................................................12
SECTION 1.07.         Conflict with Trust Indenture Act..........................................................13
SECTION 1.08.         Effect of Headings and Table of Contents...................................................13
SECTION 1.09.         Successors and Assigns.....................................................................13
SECTION 1.10.         Separability Clause........................................................................13
SECTION 1.11.         Benefits of Indenture......................................................................13
SECTION 1.12.         Governing Law..............................................................................13
SECTION 1.13.         Legal Holidays.............................................................................13
SECTION 1.14.         Submission to Jurisdiction; Appointment of Agent...........................................14
SECTION 1.15.         Force Majeure..............................................................................14

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.01.         Forms Generally............................................................................14
SECTION 2.02.         Form of Face of Security...................................................................15
SECTION 2.03.         Form of Reverse of Security................................................................17
SECTION 2.04.         Form of Legend for Global Securities.......................................................20
SECTION 2.05.         Form of Trustee's Certificate of Authentication............................................21
SECTION 2.06.         [Intentionally Omitted]....................................................................21
SECTION 2.07.         CUSIP Numbers..............................................................................21

                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.01.         Amount Unlimited; Issuable in Series.......................................................22
SECTION 3.02.         Denominations..............................................................................25
SECTION 3.03.         Execution, Authentication, Delivery and Dating.............................................25
SECTION 3.04.         Temporary Securities.......................................................................26
SECTION 3.05.         Registration, Registration of Transfer and Exchange........................................27

                                       -i-

SECTION 3.06.         Mutilated, Destroyed, Lost and Stolen Securities...........................................29
SECTION 3.07.         Payment of Interest; Interest Rights Preserved.............................................29
SECTION 3.08.         Persons Deemed Owners......................................................................30
SECTION 3.09.         Cancellation...............................................................................31
SECTION 3.10.         Computation of Interest....................................................................31

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.         Satisfaction and Discharge of Indenture....................................................31
SECTION 4.02.         Application of Trust Money.................................................................32

                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.         Events of Default..........................................................................33
SECTION 5.02.         Acceleration of Maturity; Rescission and Annulment.........................................34
SECTION 5.03.         Collection of Indebtedness and Suits for Enforcement by Trustee............................35
SECTION 5.04.         Trustee May File Proofs of Claim...........................................................35
SECTION 5.05.         Trustee May Enforce Claims Without Possession of Securities................................36
SECTION 5.06.         Application of Money Collected.............................................................36
SECTION 5.07.         Limitation on Suits........................................................................36
SECTION 5.08.         Unconditional Right of Holders To Receive Principal, Premium and Interest..................37
SECTION 5.09.         Restoration of Rights and Remedies.........................................................37
SECTION 5.10.         Rights and Remedies Cumulative.............................................................37
SECTION 5.11.         Delay or Omission Not Waiver...............................................................38
SECTION 5.12.         Control by Holders.........................................................................38
SECTION 5.13.         Waiver of Past Defaults....................................................................38
SECTION 5.14.         Undertaking for Costs......................................................................39
SECTION 5.15.         Waiver of Usury, Stay or Extension Laws....................................................39

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.         Certain Duties and Responsibilities........................................................39
SECTION 6.02.         Notice of Defaults.........................................................................40
SECTION 6.03.         Certain Rights of Trustee..................................................................40
SECTION 6.04.         Not Responsible for Recitals or Issuance of Securities.....................................41
SECTION 6.05.         May Hold Securities........................................................................42

                                      -ii-

SECTION 6.06.         Money Held in Trust........................................................................42
SECTION 6.07.         Compensation and Reimbursement.............................................................42
SECTION 6.08.         Conflicting Interests......................................................................43
SECTION 6.09.         Corporate Trustee Required; Eligibility....................................................43
SECTION 6.10.         Resignation and Removal; Appointment of Successor..........................................43
SECTION 6.11.         Acceptance of Appointment by Successor.....................................................45
SECTION 6.12.         Merger, Conversion, Consolidation or Succession to Business................................46
SECTION 6.13.         Preferential Collection of Claims Against Company..........................................46
SECTION 6.14.         Trustee Not Fiduciary for Holders of Senior Indebtedness...................................46
SECTION 6.15.         Appointment of Authenticating Agent........................................................46

                                   ARTICLE VII

                           HOLDERS' LISTS AND REPORTS

SECTION 7.01.         Company To Furnish Trustee Names and Addresses of Holders..................................48
SECTION 7.02.         Preservation of Information; Communications to Holders.....................................48
SECTION 7.03.         Reports by Trustee.........................................................................49
SECTION 7.04.         Reports by Company.........................................................................49

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.         Company  May Consolidate, Etc., Only on Certain Terms......................................50
SECTION 8.02.         Successor Substituted......................................................................51

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.         Supplemental Indentures Without Consent of Holders.........................................51
SECTION 9.02.         Supplemental Indentures with Consent of Holders............................................52
SECTION 9.03.         Execution of Supplemental Indentures.......................................................53
SECTION 9.04.         Effect of Supplemental Indentures..........................................................53
SECTION 9.05.         Conformity with Trust Indenture Act........................................................54
SECTION 9.06.         Reference in Securities to Supplemental Indentures.........................................54

                                    ARTICLE X

                                    COVENANTS

SECTION 10.01.        Payment of Principal, Premium and Interest.................................................54
SECTION 10.02.        Maintenance of Office or Agency............................................................54

                                      -iii-

SECTION 10.03.        Money for Securities Payments To Be Held in Trust..........................................55
SECTION 10.04.        Statement by Officers as to Default........................................................56
SECTION 10.05.        Existence..................................................................................56
SECTION 10.06.        Maintenance of Properties..................................................................56
SECTION 10.07.        Payment of Taxes and Other Claims..........................................................56
SECTION 10.08.        Waiver of Certain Covenants................................................................57

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.01.        Applicability of Article...................................................................57
SECTION 11.02.        Election To Redeem; Notice to Trustee......................................................57
SECTION 11.03.        Selection by Trustee of Securities To Be Redeemed..........................................57
SECTION 11.04.        Notice of Redemption.......................................................................58
SECTION 11.05.        Deposit of Redemption Price................................................................58
SECTION 11.06.        Securities Payable on Redemption Date......................................................59
SECTION 11.07.        Securities Redeemed in Part................................................................59

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.01.        Applicability of Article...................................................................59
SECTION 12.02.        Satisfaction of Sinking Fund Payments with Securities......................................60
SECTION 12.03.        Redemption of Securities for Sinking Fund..................................................60

                                  ARTICLE XIII


                            CONVERSION OF SECURITIES

SECTION 13.01.        Applicability of Article...................................................................60
SECTION 13.02.        Exercise of Conversion Privilege...........................................................60
SECTION 13.03.        No Fractional Shares of Capital Stock......................................................62
SECTION 13.04.        Adjustment of Conversion Price of Securities Convertible into Common Stock.................62
SECTION 13.05.        Notice of Certain Corporate Actions........................................................63
SECTION 13.06.        Reservation of Shares or Other Property....................................................63
SECTION 13.07.        Payment of Certain Taxes Upon Conversion...................................................63
SECTION 13.08.        Nonassessability of Shares of Capital Stock................................................64
SECTION 13.09.        Effect of Consolidation or Merger on Conversion Privilege of Securities Convertible into
                         Common Stock............................................................................64
SECTION 13.10.        Duties of Trustee Regarding Conversion.....................................................65

                                      -iv-

SECTION 13.11.        Repayment of Certain Funds Upon Conversion.................................................65

                                   ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01.        Company's Option To Effect Defeasance or Covenant Defeasance...............................66
SECTION 14.02.        Defeasance and Discharge...................................................................66
SECTION 14.03.        Covenant Defeasance........................................................................66
SECTION 14.04.        Conditions to Defeasance or Covenant Defeasance............................................67
SECTION 14.05.        Deposited Money and U.S. Government Obligations To Be Held in Trust; Miscellaneous
                         Provisions............................................................................. 69
SECTION 14.06.        Reinstatement..............................................................................69

                                   ARTICLE XV


                           SUBORDINATION OF SECURITIES

SECTION 15.01.        Agreement that Securities be Subordinate...................................................70
SECTION 15.02.        Subordination to Senior Indebtedness.......................................................70
SECTION 15.03.        Payment of Senior Indebtedness of Certain Amounts Received by Securityholders..............71
SECTION 15.04.        Notice to Trustee of Specified Events; Reliance on Certificate of Liquidating Agent........72
SECTION 15.05.        Subrogation................................................................................72
SECTION 15.06.        Obligation to Pay Not Impaired.............................................................73
SECTION 15.07.        Reliance by Senior Indebtedness on Subordination Provisions................................73
SECTION 15.08.        Certain Payments and Credits Permitted.....................................................73
SECTION 15.09.        Subordination Not to be Prejudiced by Certain Acts.........................................74
SECTION 15.10.        Trustee Authorized to Effectuate Subordination.............................................74
SECTION 15.11.        Trustee's Rights Regarding Senior Indebtedness Held by It..................................74
SECTION 15.12.        Trustee and Paying Agents Not Chargeable with Knowledge Until Notice.......................75
SECTION 15.13.        Limitation on Securing Securities..........................................................75
SECTION 15.14.        Limitation on Premature Deposit of Funds...................................................75


                  INDENTURE, dated as of [_______________], between Bowater Incorporated, a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidence of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

                  All things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done.

                           NOW, THEREFORE, WITNESSETH:

                  Each party agrees as follows for the benefit of each other and for the equal and proportionate benefit of all Holders of the Securities or of any series thereof:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.01.  DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Board of Directors" means, as to any Person, either the board of directors of such Person or any duly authorized committee of that board.

                  "Board Resolution" means, as to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors, or a duly authorized committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                  "Clearstream" means Clearstream Banking, Societe Anonyme, Luxembourg (or any successor securities clearing agency).

                  "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means the common stock, $1.00 par value per share, of the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" and "Company Order" mean a written request or order signed in the name of the Company by its Chairman of the Board, Chief Executive Officer, President, a Senior Vice President, Executive Vice President, or Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee or the Security Registrar, as the case may be, at which at any particular time its corporate trust business will be principally administered, which office as of the date hereof is located at 101 Barclay Street, Fl. 8W, New York, New York 10286, Attention: Corporate Trust Administration.

                  "Covenant Defeasance" has the meaning specified in Section 14.03.

                  "Defaulted  Interest"  has the  meaning  specified  in Section
3.07.

                  "Defeasance" has the meaning specified in Section 14.02.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

                  "DTC" means The Depository Trust Company.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 1.04.

                  "Generally Accepted Accounting Principles" means generally accepted accounting principles in the United States, consistently applied.

                  "Global Security" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, with respect to any Person, at any time, without duplication, (1) all Obligations of such Person for borrowed money, (2) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, and (3) all Obligations of such Person in respect of any letters of credit supporting any Indebtedness of others, and guarantees by such Person of Indebtedness of others.

                  "Indenture" means this Indenture as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of a particular series of Securities established as contemplated by Section 3.01.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Lien" means any mortgage, pledge, hypothecation, encumbrance, security interest, lien (statutory or other), preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Notice of Default" means a written notice of the kind specified in Section 5.01(4).

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness or otherwise.

                  "Officers' Certificate" means, as to any Person, a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, a Senior Vice President, Executive Vice President, or Vice President, and by the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary, of such Person and delivered to the Trustee. As to any Person, one of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of such Person.

                  "Opinion of Counsel" means a written opinion of counsel (or a certified public accountant in the case of an opinion of counsel delivered pursuant to Section 14.04(4)), who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture except:

                  (1) Securities  theretofore   canceled  by   the   Trustee  or
     delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 14.02; and

                  (4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security, and (B) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Person" means any individual, any corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

                  "Place of Payment" means, when used with respect to the Securities of any series, the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Realty Subsidiary" means a Subsidiary engaged primarily in the development and sale or financing of real property.

                  "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the applicable series of Securities and this Indenture.

                  "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to the applicable series of Securities and this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Subsidiary" means a Subsidiary of the Company (1) substantially all the property of which is located, or substantially all the business of which is carried on, within the continental United States and (2) which owns one or more Principal Properties, but shall not include a Realty Subsidiary.

                  "Securities" has the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security   Register"  and  "Security   Registrar"   have  the
respective meanings specified in Section 3.05.

                  "Senior Indebtedness", when used with respect to any series of Securities, shall have the meaning specified as contemplated by Section 3.01.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means, as to any Person, a corporation, partnership or other legal entity of which, in the case of a corporation, more than 50% of the outstanding voting stock is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests is, owned or controlled, directly or indirectly by such Person and one or more Subsidiaries of such Person. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss. 77aaa-77bbbb) as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                  "U.S.  Government  Obligation"  has the meaning  specified  in
Section 14.04.

                  "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                  SECTION 1.02.     COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, such action is authorized or permitted under this Indenture and that all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall (except for certificates provided in Section 10.04) include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement  as  to  the  nature  and  scope  of the
     examination or  investigation  upon  which  the  statements   or   opinions
     contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04.     ACTS OF HOLDERS; RECORD DATES.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  SECTION 1.05.     NOTICES, ETC. TO TRUSTEE AND COMPANY.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee  by  any  Holder  or  the  Company  shall   be
     sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile to (212) 815-5707) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to 55 East Camperdown Way, P.O. Box 1028, Greenville, South Carolina 29602 Attention:
     Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06.     NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07.     CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.08.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09.     SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10.     SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11.     BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12.     GOVERNING LAW.

                  The Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without regard to conflicts of laws principles (other than Section 5-1401 of the General Obligations Law).

                  SECTION 1.13.     LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity.

                  SECTION 1.14.  SUBMISSION  TO  JURISDICTION;  APPOINTMENT   OF
                                 AGENT.

                  The Company hereby irrevocably submits to the non-exclusive jurisdiction of the Federal and state courts in the State of New York in any suit or proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby. The Company irrevocably appoints Corporation Services Company as its authorized agent in the State of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 1.05, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement. If for any reason Corporation Services Company shall cease to be available to act as such authorized agent for the Company, the Company agrees to designate a new agent in the State of New York on the terms and for the purpose of this Section 1.14. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may have to laying of venue in respect to any action, suit or proceeding arising out of or in connection with this Indenture, the Securities or the transactions contemplated hereby to which it is a party brought in any Federal or state court located in the State of New York and hereby agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. The Company also waives, to the fullest extent permitted by law, all right to trial by jury in any claim or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Indenture or the Securities.

                  SECTION 1.15.     FORCE MAJEURE.

                  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

                                   ARTICLE II

                                 SECURITY FORMS

                  SECTION 2.01.     FORMS GENERALLY.

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02.     FORM OF FACE OF SECURITY.

                  [Insert any legend as required by Section 2.04.]

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

             ------------------------------------------------------

                                                     CUSIP No. [_______________]

                                                           No. [_______________]

$[_______________________]

                  Bowater Incorporated, a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________], or registered assigns, the principal sum of [_______________] Dollars on [_______________] [if the Security is to bear interest prior to Maturity, insert - and to pay interest thereon from __________or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on [_______________] and [_______________] in each year, commencing
[_______________] at the rate of [_____]% per annum, until the principal hereof is paid or made available for payment [if applicable then insert - ; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of [_____]% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [_______________] or [_______________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such

Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of [_____]% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of [_____]% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

                  Payment of the principal of (and premium, if any) [if applicable, insert - and any such interest on] this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert - ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                                      BOWATER INCORPORATED


                                      By:
                                         --------------------------------------


                  SECTION 2.03.     FORM OF REVERSE OF SECURITY.

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [_______________] (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and [_______________], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert - , initially limited in aggregate principal amount to $[_______________]]. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

                  [If applicable, insert redemption provisions.]

                  [If applicable, insert - The sinking fund for this series provides for the redemption on [_______________] in each year beginning with the year [_______________] and ending with the year [_______________]of [if applicable, insert - not less than $[_______________] ("mandatory sinking fund") and not more than ] $[_______________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert - , in the inverse order in which they become due].]

                  [If the  Security is  convertible  at the option of the Holder into Common Stock of the Company, insert - Subject to the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before [_______________] (except that, in case this Security or any portion hereof shall be called for redemption, such right shall terminate with respect to this Security or portion hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture unless the Company defaults in making the payment due upon redemption), to convert the principal amount of this Security (or any portion hereof which is $[_______________] or an integral multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of the Common Stock of the Company, as said shares shall be constituted at the date of conversion, at the conversion price of $[_______________] principal amount of Securities for each share of Common Stock, or at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Security, together with the conversion notice hereon duly executed, to the Company at the designated office or agency of the Company in New York, New York, accompanied (if so required by the Company) by instruments of transfer in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. [If the Security is to bear interest prior to maturity, insert - Such surrender shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during such period), also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement of repayment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon for dividends on shares of Common Stock issued on conversion.] The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or sale by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or sale (assuming such holder of Common Stock failed to exercise any rights or election and received per share the kind and amount received per share by a plurality of non-electing shares). In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.] [If applicable, insert other conversion features.]

                  [If the Security is convertible into other securities of the Company, insert the applicable conversion features.]

                  [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [and/or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an original issue discount security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an original issue discount security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount]. Upon payment of (i) the amount of principal so declared due and payable and (ii) interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and (iii) the Trustee (A) shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and (B) shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security hereof or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 2.04.     FORM OF LEGEND FOR GLOBAL SECURITIES.

                  Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms as relevant below:

                  [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [IF THE SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  SECTION 2.05. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  The Trustee's certificates of authentication shall be in substantially the following form:

                  This   is   one  of  the   Securities   referred   to  in  the
within-mentioned Indenture.

Dated:
        ----------------------------

                                              -------------------------------,
                                                                    As Trustee


                                           By:
                                              --------------------------------
                                              Authorized Signatory


                  SECTION 2.06.     [INTENTIONALLY OMITTED].

                  SECTION 2.07.     CUSIP NUMBERS.

                  The Company in issuing Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                                 THE SECURITIES

                  SECTION 3.01.     AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of the Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any change to the subordination provisions that apply to the Securities of the series from those contained in Article Fifteen with respect to the Securities, including any forebearance period during which Holders would be prohibited from commencing any action or proceeding to enforce their rights under the Securities, and the definition of Senior Indebtedness that shall apply to the Securities of the series;

                  (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, or
     11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (4) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (5) the price (expressed as a percentage of the principal amount thereof) at which the Securities of the series will be issued;

                  (6) the date or dates on which the principal of any Securities of the series is payable;

                  (7) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

                  (8) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                  (9) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution of the Company, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (10) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (11) the terms of any right or requirement to convert or exchange Securities of the series, either at the option of the Holder thereof or the Company, or automatically or mandatorily, into or for shares of Common Stock or other securities or property of the Company, including, without limitation, the period or periods within which and the price or prices (including adjustments thereto) at which any Securities of the series shall be converted or exchanged, in whole or in part;

                  (12) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (13) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (14) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.01;

                  (15) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (16) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (17) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated

     Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (18) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 14.02 or Section 14.03 or both such Sections and, if other than by a Board Resolution of the Company, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (19) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any circumstances in addition to or in lieu of those set forth in Clause
     (2) of the last paragraph of Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and in which any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (20) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

                  (21) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

                 (22) the Company's right, if any, to defer payment of interest and the maximum length of any deferral period; and

                 (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 9.01(5)).

                  Except as otherwise specified herein, the Securities shall be subordinated and subject in right of payment to the prior terms of the Senior Indebtedness as provided in Article Fifteen.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided in, the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

                  SECTION 3.02.  DENOMINATIONS.

                  The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company, by its Chairman of the Board, the Chief Executive Officer, its President, an Executive Vice President, a Senior Vice President, Treasurer or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating to the effect that:

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;

                  (3) that all conditions precedent  to the  authentication  and delivery of the Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and

                  (4) that the execution and delivery of such Securities by the Company will not violate any applicable law, except for any such violation that would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company taken as a whole with its subsidiaries and that authentication and delivery of the Securities by the Trustee will not violate the terms of this Indenture.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

                  Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of a series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04.     TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, such exchange will be made by the Company at its expense and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                  SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office of agency of the Company in a Place of Payment are herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.
                  Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his or her attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(a) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any such Securities of that series (or that series and specified tenor, as the case may be) selected for redemption under Section 11.03 and ending at the close of business on the day after such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Company in its sole discretion determines that such Global Security shall be exchangeable for definitive registered Securities and executes and delivers to the Security Registrar a Company Order providing that such Global Security shall be so exchangeable, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (4) Every Security authenticated and delivered upon registration of transferof,or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section,
          Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  SECTION 3.06.   MUTILATED,   DESTROYED,   LOST    AND   STOLEN
                                  SECURITIES.

                  If any mutilated Security is surrendered to the Trustee, then the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Security  of any  series  issued  pursuant  to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more

Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08.     PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09.     CANCELLATION.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or of credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures.

                  SECTION 3.10.     COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01.     SATISFACTION AND DISCHARGE OF INDENTURE.

                  This  Indenture  shall  upon  Company  Request  cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (1) either:

                      (A) all Securities theretofore authenticated and delivered
               (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
               Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                      (B) all such Securities  not theretofore  delivered to the
               Trustee for cancellation

                          (i) have become due and payable,

                          (ii) will  become  due and  payable  at  their  Stated
                    Maturity within one year, or

                          (iii) are to be called for redemption  within one year
                    under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                          and the Company,  in the  case of (i),  (ii) or  (iii)
                    above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or the Redemption Date, as the case may be;

                   (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                   (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.

                  SECTION 4.02.     APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

                  SECTION 5.01.     EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of any series other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event  of  Default   provided  with  respect  to
          Securities of that series.

                  SECTION 5.02.  ACCELERATION   OF   MATURITY;  RESCISSION   AND
                                 ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in Section 5.01(5) or 5.01(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or 5.01(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                      (A) all overdue interest on all Securities of that series,

                      (B) th  principal  of  (and  premium,   if  any,  on)  any
               Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                      (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03.   COLLECTION   OF   INDEBTEDNESS  AND  SUITS FOR
                                  ENFORCEMENT BY TRUSTEE.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations, and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04.     TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), their respective property or creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06.    APPLICATION OF MONEY COLLECTED.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment  of  all amounts  due the Trustee under
         Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD:  To the Company.

                  SECTION 5.07.    LIMITATION ON SUITS.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such  Holder  or  Holders  have  offered  to  the  Trustee
          indemnity satisfactory to  the  Trustee against the  costs,   expenses
          and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder  of  any   Security   shall  have  the  right,   which  is  absolute  and
unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09.     RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10.     RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11.     DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12.     CONTROL BY HOLDERS.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13.     WAIVER OF PAST DEFAULTS.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series by notice to the Trustee may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14.     UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including the reasonable compensation and the expenses and disbursements of its agents and counsel) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

                  SECTION 5.15.     WAIVER OF USURY, STAY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01.     CERTAIN DUTIES AND RESPONSIBILITIES.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

SECTION 6.02.     NOTICE OF DEFAULTS.

                  If a default occurs hereunder with respect to Securities of any series of which the Trustee has received written notice, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03.     CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 6.01:

                  (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, as the case may be, and any resolution of the Board of Directors, or a committee thereof, shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company at the expense of the Company, personally or by agent or attorney and shall incur no liability by reason of such inquiry or investigation;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (9) anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought;

                  (10) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

                  (11) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (12) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

                  SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05.     MAY HOLD SECURITIES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06.     MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.07.     COMPENSATION AND REIMBURSEMENT.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing from time to time between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

                  (3) to fully indemnify each of the Trustee or any predecessor Trustee and its agents for, and to hold it harmless against, any and all loss, liability, claim, damage or expense asserted by any Person (including reasonable legal fees and expenses), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefits of Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(5) or Section 5.01(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provision of this Section shall survive the termination of this Indenture and resignation or removal of the Trustee.

                  SECTION 6.08.     CONFLICTING INTERESTS.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

                  SECTION 6.09.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more series. Each Trustee shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10.     RESIGNATION  AND  REMOVAL;   APPOINTMENT  OF
                                    SUCCESSOR.

                  No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

                  The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to all Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all series) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12.    MERGER,    CONVERSION,    CONSOLIDATION    OR
                                   SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.13.     PREFERENTIAL   COLLECTION  OF CLAIMS AGAINST
                                    COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.14. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                  SECTION 6.15.     APPOINTMENT OF AUTHENTICATING AGENT.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange and registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
        ----------------------------

                                             ------------------------------- ,
                                             As Trustee


                                         By:
                                             -------------------------------
                                             As Authenticating Agent




                                         By:
                                              ------------------------------
                                              As Authenticating Signatory


                                  ARTICLE VII

                           HOLDERS' LISTS AND REPORTS

                  SECTION 7.01.     COMPANY   TO  FURNISH  TRUSTEE   NAMES   AND
                                    ADDRESSES OF HOLDERS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of the Securities. If the Trustee is not Registrar, the Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually,  not  more  than  15 days after the Regular
          Record Date in respect of the Securities of such series or on June 30th and December 31st of each year with respect to each series of Securities to which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date or June 15th or December 15th, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, which the Security Registrar will furnish to the Company in a similar manner.

                  SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.03.     REPORTS BY TRUSTEE.

                  The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing the first full calendar year following the initial date of issuance of Securities under this Indenture.

                  A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange or of any delisting thereof.

                  SECTION 7.04.     REPORTS BY COMPANY.

                  So long as any Securities are outstanding, (a) during such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall deliver to the Trustee (or make available through the Commission's EDGAR system), within five days after it is required to file them with the Commission, the annual and quarterly financial statements that the Company files with the Commission, including, with respect to annual information only, a report thereon by its certified independent public accountants, and (b) if at any time the Company is not required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company shall continue to file with, or furnish to the Commission and to provide to the Trustee (or make available through the Commission's EDGAR system):

                  (i) within 120 days after the end of each fiscal year,  annual
          reports  on  Form  10-K  (or  any  successor   form)   containing  the
          information required to be contained therein;

                  (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor form); and

                  (iii) promptly from time to time after the occurrence of an event required to be reported by Form 8-K (or any successor form), a Form 8-K with respect to that event;

provided, however, that the Company will not be obligated to file such reports with the SEC if the SEC does not permit such filings.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including compliance by the Company with any of the covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.01.     COMPANY   MAY  CONSOLIDATE,  ETC.,  ONLY  ON
                                    CERTAIN TERMS.

                  The Company may not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company may not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02.     SUCCESSOR SUBSTITUTED.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture or the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein or in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to  add  to  or  change  any  of  the  provisions  of this
          Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities;
          provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities pursuant to any applicable requirements; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (9) to make provision with respect to the conversion rights of Holders consistent with the requirements of Article XV; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series.

                  Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02.     SUPPLEMENTAL  INDENTURES  WITH  CONSENT   OF
                                    HOLDERS.

                  With the consent of the Holders of not less than 50% in principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer) of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security (including consents obtained in connection with a tender offer or exchange offer) affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
          Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.10, or the deletion of this provision, in accordance with the requirements of Sections 6.11 and 9.01(8).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03.     EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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

                  SECTION 9.04.     EFFECT OF SUPPLEMENTAL INDENTUREs

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05.     CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 9.06.     REFERENCE  IN  SECURITIES   TO  SUPPLEMENTAL
                                    INDENTURES.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

                  SECTION 10.01.    PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.02.    MAINTENANCE OF OFFICE OR AGENCy

                  The Company will maintain, or will cause the Paying Agent to maintain, in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series, and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to 10:30 a.m. New York time on each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money, then remaining will be repaid to the Company.

                  SECTION 10.04.    STATEMENT BY OFFICERS AS TO DEFAULT.

                  The Company will deliver to the Trustee, within 120 days after the end of its fiscal year ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company will give the Trustee notice of any Event of Default within 10 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such default or Event of Default.

                  SECTION 10.05.    EXISTENCE.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.06.    MAINTENANCE OF PROPERTIES.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 10.07.    PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 10.08.    WAIVER OF CERTAIN COVENANTS.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7) for the benefit of the Holders of such series and in Section 10.08 or 10.09 if before the time for such compliance the Holders of at least 50% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                  SECTION 11.01.    APPLICABILITY OF ARTICLE.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

                  SECTION 11.02.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution of the Company or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis, by lot or by such method as the Trustee shall deem appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

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

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.04.    NOTICE OF REDEMPTION.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

                  SECTION 11.05.    DEPOSIT OF REDEMPTION PRICE.

                  Prior to 10:30 a.m. New York time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

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

                  SECTION 11.06.    SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 11.07.    SECURITIES REDEEMED IN PART.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

                  SECTION 12.01.    APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

                  SECTION 12.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 12.03.    REDEMPTION OF SECURITIES FOR SINKING FUND.

                  Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                  ARTICLE XIII

                            CONVERSION OF SECURITIES

                  SECTION 13.01.    APPLICABILITY OF ARTICLE.

                  Securities of any series which are convertible into shares of Common Stock or other securities or property of the Company shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

                  SECTION 13.02.    EXERCISE OF CONVERSION PRIVILEGE.

                  In order to exercise a conversion privilege, the Holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 10.02, accompanied by written notice to the Company that the Holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for shares of Common Stock, or the other securities or property of the Company, as applicable, which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed

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

by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of Section 3.07 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of Common Stock, or the other securities or property of the Company, as applicable, which shall be issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Common Stock or other securities or property of the Company, as applicable, otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company, or any securities or other property of the Company, as applicable, shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of such shares or other securities or property. Except as set forth above and subject to the final paragraph of Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock, or with respect to other securities or property of the Company, as applicable, issued upon such conversion.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of

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authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

                  SECTION 13.03.    NO FRACTIONAL SHARES OF CAPITAL STOCK.

                  No fractional share of Common Stock or other capital stock of the Company shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section, any Holder of a Security or Securities would be entitled to a fractional share of Common Stock or other capital stock of the Company upon the conversion of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Common Stock or other capital stock is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on such exchange on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Common Stock or other capital stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the bid and asked prices of such Common Stock or other capital stock in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Common Stock or other capital stock is not traded on the New York Stock Exchange, or if the Common Stock or other capital stock is not traded on the New York Stock Exchange, on the principal exchange or market on which the Common Stock or other capital stock is traded or quoted.

                  SECTION 13.04. ADJUSTMENT OF CONVERSION PRICE OF SECURITIES CONVERTIBLE INTO COMMON STOCK.

                  The conversion price of Securities of any series that is convertible into Common Stock of the Company shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions in accordance with the terms of the supplemental indenture or Board Resolutions setting forth the terms of the Securities of such series.

                  Whenever the conversion price is adjusted, the Company shall compute the adjusted conversion price in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion price to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Resister and to any conversion agent other than the Trustee.

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                  SECTION 13.05.    NOTICE OF CERTAIN CORPORATE ACTIONS.

                  In case:

                  (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any shareholders of Company is required); or

                  (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any shareholders of the Company is required); or

                  (3) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required), or of the sale of all or substantially all of the assets of the Company; or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders of Securities convertible into Common Stock at their last addresses as they shall appear in the Securities Register, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

                  SECTION 13.06.    RESERVATION OF SHARES OR OTHER PROPERTY.

                  The Company shall at all times reserve and keep available, free from preemptive or similar rights, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock or other securities, or the property, as applicable, of the Company then issuable upon the conversion of all outstanding Securities of any series that has conversion rights.

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

                  SECTION 13.07.    PAYMENT OF CERTAIN TAXES UPON CONVERSION.

                  The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Common Stock, or other securities or property of the Company, as applicable, on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock, or other securities or property of the Company, as applicable, in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  SECTION 13.08.    NONASSESSABILITY OF SHARES OF CAPITAL STOCK.

                  The Company covenants that all shares of its Common Stock or other capital stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

                  SECTION 13.09.    EFFECT  OF   CONSOLIDATION   OR   MERGER  ON
                                    CONVERSION    PRIVILEGE    OF     SECURITIES
                                    CONVERTIBLE INTO COMMON STOCK.

                  In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into Common Stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger or sale by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of Common Stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section. Anything in this Section to the

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

contrary notwithstanding, the provisions of this Section shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation; and (ii) the outstanding shares of Common Stock of the Company are not changed or converted into any other securities or property (including cash) or changed in number (other than as the result of the issuance of new shares for valuable consideration) or character or reclassified pursuant to the terms of such merger or consolidation.

                  As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

                  SECTION 13.10.    DUTIES OF TRUSTEE REGARDING CONVERSION.

                  Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible into Common Stock, or other securities or property of the Company, as applicable, to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property of the Company, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of its Common Stock or stock certificates or other securities or property of the Company upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

                  SECTION 13.11.    REPAYMENT OF CERTAIN FUNDS UPON CONVERSION.

                  Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for any sinking fund) and

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

which shall not be required for such purposes because of the conversion of such Securities as provided in this Article shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 14.01. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

                  The  Company  may elect,  at its  option at any time,  to have
Section 14.02 or Section 14.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 14.02 or 14.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution of the Company or in another manner specified as contemplated by Section 3.01 for such Securities.

                  SECTION 14.02.    DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06,
10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to such Securities notwithstanding the prior exercise of its option (if any) to have Section 14.03 applied to such Securities.

                  SECTION 14.03.    COVENANT DEFEASANCE.

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities as the case may be, (1) the Company shall be released from its obligations under Section 7.04, Section 8.01(3), Section 10.06, Section 10.07 and any covenants provided pursuant to Section 3.01(23), 9.01(2) or 9.01(7) for the benefit of the Holders of such Securities, and (2) the occurrence of any event specified in Sections 5.01(4) (with respect to any of Section 8.01, Section 10.06, Section 10.07 and any such covenants provided pursuant to Section 9.01(2) or 9.01(7)), and 5.01(5) through 5.01(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are

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

satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 14.04.    CONDITIONS   TO   DEFEASANCE   OR   COVENANT
                                    DEFEASANCE.

                  The following  shall be the  conditions to the  application of
Section 14.02 or Section 14.03 to any Securities or any series of Securities, as the case may be:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S.
          Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, (i) the principal of and any premium and interest on such Securities on the respective Stated Maturities and
          (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause
          (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of

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          principal of or interest on any U.S. Government Obligation which is so specified and held; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of a election to have Section 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 14.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest and within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

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

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  SECTION 14.05.    DEPOSITED    MONEY   AND   U.S.   GOVERNMENT
                                    OBLIGATIONS    TO    BE   HELD   IN   TRUST;
                                    MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 14.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 14.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company
Request  any money or U.S.  Government  Obligations  held by it as  provided  in
Section 14.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

                  SECTION 14.06.    REINSTATEMENT.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 14.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

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                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

                  SECTION 15.01.    AGREEMENT THAT SECURITIES BE SUBORDINATE.

                  The Company covenants and agrees, and each Holder of a Security issued hereunder by the Holder's acceptance thereof likewise covenants and agrees, that all Securities issued hereunder shall be issued subject to the provisions of this Article; and each Person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The provisions of this Article are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                   SECTION 15.02.    SUBORDINATION TO SENIOR INDEBTEDNESS.

                  Anything in this Indenture or in any Security to the contrary notwithstanding, the indebtedness evidenced by each Security shall be subordinate and junior, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness as follows:

                  (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, or other similar proceedings in connection therewith, relative to the Company or to all or substantially all of its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal of (and premium, if any) and interest on all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by these subordination provisions upon the Senior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities;

                  (2) Without in any way limiting the effect of the foregoing provisions, during the continuance of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness, no payment of principal (or premium, if any) or interest shall be made on or with respect to the indebtedness evidenced by any Security, or any renewals or extensions thereof, if (i) notice of such default in writing has been given to the Company by any holder or holders of any Senior Indebtedness or (ii) judicial proceedings shall be pending in respect of such default; but except under the circumstances provided for in the preceding clause (1) and except in

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          the circumstances  covered by this clause (2), payments by the Company of principal of (and premium, if any) and interest on the indebtedness evidenced by any Security, or any renewals or extensions thereof, shall not be deemed to be affected by any of the subordination provisions hereof; and

                  (3) Each Holder (hereinafter in this Article called a "Securityholder"), by such Holder's acceptance of a Security issued hereunder (i) irrevocably authorizes and empowers (without imposing any obligation on) each holder of Senior Indebtedness (hereinafter in this clause (3) called a "Senior Holder") at the time outstanding and such Senior Holder's representatives to demand, sue for, collect and receive such Securityholder's ratable share of all payments and distributions in respect of the Securities which are required to be paid or delivered to the Senior Holders as provided in clause (1) above, and to file and prove all claims therefor and take all such other action (including the right to vote such Securityholder's ratable share of the Securities), in the name of such Securityholder or otherwise, as such Senior Holder or such Senior Holder's representatives may determine to be necessary or appropriate for the enforcement of clause (1) above, provided, however, that no action may be taken by any Senior Holder or such Senior Holder's representatives pursuant to the authorization conferred by this item (i) of this clause (3) unless written notice shall have been given by such Senior Holder or such Senior Holder's representatives to a Securityholder requesting such Securityholder to take such action and such Securityholder shall not have taken such action within 15 days after the giving of such notice; and (ii) agrees to execute and deliver to each Senior Holder and such Senior Holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action, as may be reasonably requested by such Senior Holder or such Senior Holder's representatives in order to enable such Senior Holder to enforce all claims upon or in respect of such Securityholder's ratable share of the Securities.

                  The Company agrees, for the benefit of the holders of Senior Indebtedness, that in the event that any Security is declared due and payable by the Trustee or the Holder thereof before its express maturity for any reason,
(i) the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness and (ii) all Senior Indebtedness shall forthwith become due and payable upon demand, regardless of the expressed maturity thereof.

                  SECTION 15.03. PAYMENT OF SENIOR INDEBTEDNESS OF CERTAIN AMOUNTS RECEIVED BY SECURITYHOLDERS.

                  In the event that,  notwithstanding  the provisions of Section
15.02 prohibiting such distribution or payment, any distribution of assets of the Company or payment by or on behalf of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article prohibiting such distribution or payment, shall be received by the Trustee or the Holders of the Securities before the principal of (and premium, if any) and interest on all Senior Indebtedness is paid in full, or provision is made for its payment, such distribution or payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or

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trustees under any indenture  pursuant to which any  instruments  evidencing any such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the principal of (and premium, if any) and interest on all such Senior Indebtedness in full, after giving effect to any concurrent distribution or payment, or provision therefor, from any source, to the Holders of such Senior Indebtedness or their representatives or trustees.

                  SECTION 15.04.    NOTICE  TO  TRUSTEE  OF  SPECIFIED   EVENTS;
                                    RELIANCE  ON  CERTIFICATE   OF   LIQUIDATING
                                    AGENT.

                  The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceeding in respect of the Company and of any proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), within the meaning of Section 15.02(1), of the declaration of any Security as due and payable before its expressed maturity within the meaning of Section 15.02(3), and of any event which pursuant to Section 15.02(2) would prevent payment by the Company on account of the principal of (and premium, if any) or interest on the Securities. The Trustee, subject to the provisions of Section 6.01, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness or any trustee therefor, has given such notice.

                  Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of court of competent jurisdiction in which any proceedings of the nature referred to in Section 15.02 are pending, and the Trustee, subject to the provisions of
Section 6.01, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness but shall have only such obligations to such holders as are expressly set forth in this Article.

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                  SECTION 15.05.    SUBROGATION.

                  Subject to the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, the Holders of the Securities (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment of other indebtedness of the Company, but is not subordinate in right of payment to the Securities and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive distributions of assets of the Company, or payments by or on behalf of the Company, made on the Senior Indebtedness, until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no distributions or payments to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are, and are intended, solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  SECTION 15.06.    OBLIGATION TO PAY NOT IMPAIRED.

                  Nothing contained in this Article or elsewhere in this Indenture, or in the Securities, is intended to or shall alter or impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities at the time and place and at the rate and in the currency therein prescribed, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Holders of the Securities.

                  SECTION 15.07.    RELIANCE  BY    SENIOR    INDEBTEDNESS    ON
                                    SUBORDINATION PROVISIONS.

                  Each Holder of any Security by such Holder's acceptance thereof acknowledges and agrees that the subordination provisions provided for herein are, and are intended to be, an inducement and a consideration to each Holder of any Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

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                  SECTION 15.08.    CERTAIN PAYMENTS AND CREDITS PERMITTED.

                  Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent (1) the Company from making payment of the principal of (or premium, if any) or interest on the Securities, or from depositing with the Trustee or any Paying Agent moneys for such payments, not then contrary to the conditions described in Sections 15.02 and 15.14, (2) the application by the Trustee or any Paying Agent of any moneys so deposited with it under this Indenture to the payment of or on account of the principal of (or premium, if any) or interest on the Securities unless the Trustee has actual knowledge of a default on the Senior Indebtedness, or (3) the retention by the Holders of Securities of moneys so applied and paid to them on account of the principal of (or premium, if any) or interest on the Securities.

                  SECTION 15.09.    SUBORDINATION   NOT  TO  BE  PREJUDICED   BY
                                    CERTAIN ACTS.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided for in this Article or the obligations hereunder of the Holders of the Securities to the holders of the Senior Indebtedness do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

                  SECTION 15.10.    TRUSTEE     AUTHORIZED     TO     EFFECTUATE
                                    SUBORDINATION.

                  Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

                  SECTION 15.11.    TRUSTEE'S     RIGHTS     REGARDING    SENIOR
                                    INDEBTEDNESS HELD BY IT.

                  The Trustee shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in
Section 6.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

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                  SECTION 15.12.    TRUSTEE  AND  PAYING  AGENTS  NOT CHARGEABLE
                                    WITH KNOWLEDGE UNTIL NOTICE.

                  Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee and any Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any Paying Agent, unless and until the Trustee or such Paying Agent, as the case may be, shall have received written notice thereof from the Company, a holder of Senior Indebtedness, or any trustee therefor together with proof satisfactory to the Trustee of the status of the holder of such Senior Indebtedness or the authority of such trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, and any Paying Agent shall be entitled to assume that no such facts exist. If at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security) the Trustee or Paying Agent, as the case may be, shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after the commencement of such three-day period.

                  SECTION 15.13.    LIMITATION ON SECURING SECURITIES.

                  The Company will not give, and neither the Holders of the Securities nor the Trustee will take or receive, any security interest for the payment of the principal of (or premium, if any) or interest on the Securities, other than cash required or permitted to be paid to the Trustee or any Paying Agent hereunder.

                  SECTION 15.14.    LIMITATION ON PREMATURE DEPOSIT OF FUNDS.

                  The Company will not deposit funds for the redemption of any Security with the Trustee or any Paying Agent more than 35 days prior to the date fixed for redemption; and, except as a part of funds deposited for redemption of Securities as aforesaid, the Company will not deposit funds for the payment of interest on the Securities more than 15 days prior to the date on which such interest is due.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Indenture to be duly executed, all as of the day and year first above written.


                               BOWATER INCORPORATED


                               By:
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                                      Name:
                                      Title:





                               THE BANK OF NEW YORK




                               By:
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                                      Name:
                                      Title:











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